EXHIBIT 99.1

ShiftPixy Appoints Industry Veteran Kirk M. Flagg as Chief Compliance Officer

IRVINE, CA – February 12, 2019 – ShiftPixy, Inc. (NASDAQ: PIXY), a disruptive workforce engagement platform provider, today announced the hiring of Kirk Flagg as Chief Compliance Officer and Secretary. Kirk is an accomplished veteran of the employer services industry, having served as COO of Kelly Staff Leasing, VP of Human Resources & Government Relations as well as a senior trial attorney in the Civil Rights Division of the US Department of Justice. Mr. Flagg received his Juris Doctorate from the University of Notre Dame Law School.

“ShiftPixy is honored to have Kirk join our team at this exciting time for our young company,” said Scott W. Absher, Chief Executive Officer of ShiftPixy. “He brings a wealth of legal, operations, management and planning experience from his more than 30 years in both the public and private sectors. We welcome Kirk to the growing ShiftPixy team and look forward to the many insights he’ll contribute in the years ahead.”

ShiftPixy also announced that Mark Absher, who previously served as the Company’s Registered In-House Counsel, Secretary and a member of the Board of Directors, has resigned from the Company to pursue other interests.

About ShiftPixy

ShiftPixy (NASDAQ:PIXY) is a disruptive human capital management platform, revolutionizing employment in the Gig Economy by delivering a next-gen mobile engagement technology to help businesses with shift-based employees navigate regulatory mandates, minimize administrative burdens and better connect with a ready-for-hire workforce. With expertise rooted in management’s nearly 25 years of workers’ compensation and compliance programs experience, ShiftPixy adds a needed layer for addressing compliance and continued demands for equitable employment practices in the growing Gig Economy.

ShiftPixy Cautionary Statement

The information provided in this release includes forward-looking statements, the achievement or success of which involves risks, uncertainties, and assumptions. Although such forward-looking statements are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate. If any of the risks or uncertainties, including those set forth below, materialize or if any of the assumptions proves incorrect, the results of ShiftPixy, Inc., could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties include, but are not limited to, risks associated with the nature of our business model; our ability to execute the Company’s vision and growth strategy; our ability to attract and retain clients; our ability to assess and manage risks; changes in the law that affect our business and our ability to respond to such changes and incorporate them into our business model, as necessary; our ability to insure against and otherwise effectively manage risks that affect our business; competition; reliance on third-party systems and software; our ability to protect and maintain our intellectual property; and general developments in the economy and financial markets. Statements made in connection with any guidance may refer to financial statements that have not been reviewed or audited. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change, except as required by applicable securities laws. The information in this press release shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD. Further information on these and other factors that could affect the financial results of ShiftPixy, Inc., is included in the filings we make with the Securities and Exchange Commission from time to time. These documents are available on the “SEC Filings” subsection of the “Investor Information” section of our website at http://ir.shiftpixy.com/financial-information/sec-filings.

Consistent with the SEC’s April 2013 guidance on using social media outlets like Facebook and Twitter to make corporate disclosures and announce key information in compliance with Regulation FD, ShiftPixy is alerting investors and other members of the general public that ShiftPixy will provide updates on operations and progress required to be disclosed under Regulation FD through its social media on Facebook, Twitter, LinkedIn and YouTube. Investors, potential investors, shareholders and individuals interested in our Company are encouraged to keep informed by following us on Facebook, Twitter, LinkedIn and YouTube.

Media Contact:

Clark Wilson

clark.wilson@shiftpixy.com

(949) 245-7250